POWER OF ATTORNEY

The undersigned officer of:

Eaton Vance California Municipal Income Trust                 Eaton Vance Municipals Trust
Eaton Vance Credit Opportunities Fund                         Eaton Vance Municipals Trust II
Eaton Vance Enhanced Equity Income Fund                       Eaton Vance Mutual Funds Trust
Eaton Vance Enhanced Equity Income Fund II                    Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Floating-Rate Income Trust                        Eaton Vance New York Municipal Income Trust
Eaton Vance Florida Municipal Income Trust                    Eaton Vance Ohio Municipal Income Trust
Eaton Vance Global Enhanced Equity Income Fund                Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Growth Trust                                      Eaton Vance Senior Floating-Rate Trust
Eaton Vance Insured California Municipal Bond Fund            Eaton Vance Senior Income Trust
Eaton Vance Insured California Municipal Bond Fund II         Eaton Vance Series Trust II
Eaton Vance Insured Florida Municipal Bond Fund               Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund         Eaton Vance Special Investment Trust
Eaton Vance Insured Michigan Municipal Bond Fund              Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Insured Municipal Bond Fund                       Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Insured Municipal Bond Fund II                    Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Insured New Jersey Bond Fund                      Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Insured New York Municipal Bond Fund              Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Insured New York Municipal Bond Fund II           Eaton Vance Tax-Managed Buy-Write Research Fund
Eaton Vance Insured Ohio Municipal Bond Fund                  Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund          Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Investment Trust                                  Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Limited Duration Income Fund                      Eaton Vance Tax-Managed International Diversified Equity Income Fund
Eaton Vance Massachusetts Municipal Income Trust              Eaton Vance Variable Trust
Eaton Vance Michigan Municipal Income Trust                   Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Municipal Income Trust
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each a  Massachusetts  business  trust (the  "Trusts"),  (does hereby  severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr.,
Maureen A. Gemma and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys,  or attorney for me, to sign in the capacity  indicated below, any Registration Statement and any and all amendments (including  post-effective amendments) to a Registration  Statement  filed with the Securities and Exchange
Commission on behalf of each of the respective  Trusts,  in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

         SIGNATURE                      Title                       DATE
                                        -----

 /s/ Barbara E. Campbell         Treasurer and Principal        April 23, 2007
 --------------------------      Financial and Accounting
 Barbara E. Campbell             Officer